[EATON VANCE LOGO]                                            [EDUCATION PLAQUE]



  Annual Report November 30, 2001



                                   EATON VANCE
[FREEWAY AT NIGHT]                  MUNICIPAL
                                     INCOME
                                      TRUST


[BRIDGE]

EATON VANCE MUNICIPAL INCOME TRUST as of November 30, 2001
--------------------------------------------------------------------------------
L E T T E R   T O   S H A R E H O L D E R S
--------------------------------------------------------------------------------

[PHOTO OF THOMAS J.  As a major financing mechanism for local and state public
FETTER]              initiatives, the municipal bond market is among the most
                     complex areas of the fixed-income investment universe. More than 50,000 state and local entities issue municipal
Thomas J. Fetter     securities, with 1.5 million separate bond issues
President            outstanding. Not surprisingly, given the complexity and
                     diversity of this market, professional trading expertise
provides a distinct advantage to mutual fund investors. As part of our continuing series, we thought it might be helpful to discuss some of the trading fundamentals within this dynamic market.

THE MUNICIPAL BOND MARKET:
A $1.5 TRILLION OVER-THE-COUNTER
FINANCIAL MARKETPLACE...

Unlike the stock market, which features exchanges that oversee trading in specific stocks, the $1.5 trillion municipal bond market is traded entirely over-the-counter. The primary market presents opportunities in new issues brought to market by underwriters. Typically, the underwriters will indicate a date on which the bonds will be priced in line with prevailing interest rates. This notice gives institutional investors time to study the issue as to its suitability for their needs, while giving the underwriters a fairly accurate indication of interest from the investment community.

The secondary market features trading in already-outstanding issues. While many bonds are actively traded, others trade infrequently. This naturally places a premium on strong research capabilities, with a clear line of communication between the research and trading areas. Under SEC disclosure rules adopted in 1994, bond issuers must list financial information and data in the Official Statement of the primary offering and update that information annually, as well as provide ongoing notice of material events. These regulations were designed to improve the availability of information, increasing market transparency and benefiting all municipal investors. A strong research effort keeps the trading desk up-to-date for any changes in a bond issuer's fundamentals.

BOND PRICES AND YIELDS ARE INFLUENCED
BY MANY FUNDAMENTAL AND TECHNICAL
FACTORS...

Bond prices and yields are based on a variety of important criteria, incorporating interest rate levels. Key considerations used to evaluate bond prices include:

         -  Coupon;

         -  Maturity of the bond;

         -  Call provisions;

         -  Trading characteristics of similar, bellwether bonds;

         -  Supply and demand for the bond;

         -  Creditworthiness of the issuer;

         -  Frequency of bond issuance by issuer; and

         -  Trading volume of the issue.

By examining these characteristics and comparing a prospective bond with bellwether issues, a trader can fairly ascertain at what level an issue is reasonably priced.

EXPERIENCE, SUPPORT AND MARKET
PRESENCE CAN PROVIDE AN ADVANTAGE...

At Eaton Vance, we have been prominent participants in the municipal market and have developed a broad trading expertise, as well as a wealth of market contacts. For example, Eaton Vance has three traders dedicated solely to the municipal market and backed by a full support staff and a complete range of research capabilities necessary to meet any market challenge.

The tax-exempt market has historically been a primary engine of public works and economic development. We remain confident that the future will present additional opportunities and believe that our trading and research commitments demonstrate our faith in this exciting market.

                                 Sincerely,

                                 /s/ Thomas J. Fetter

                                 Thomas J. Fetter
                                 President
                                 January 10, 2002

EATON VANCE MUNICIPAL INCOME TRUST as of November 30, 2001
--------------------------------------------------------------------------------
M A R K E T   R E C A P
--------------------------------------------------------------------------------

The U.S. economy weakened significantly in 2001, marking the end of the longest economic expansion in the nation's history. The pace of job layoffs quickened in the first half of the year, especially in the technology, telecom and manufacturing sectors. Then, the tragic events of September 11 exacerbated an already-difficult situation, and by November, the nation's unemployment rate rose to 5.7%, its highest level in six years.

WITH JOB LOSSES MOUNTING, GROSS DOMESTIC PRODUCT
CONTRACTED IN THE THIRD QUARTER OF 2001...

In the wake of September 11, consumer sentiment took a decided turn for the worse, resulting in a much wider economic slump. The heretofore-resilient retailing, lodging, leisure and airline sectors felt the impact of consumers' lingering uncertainties and a widespread move to curtail travel plans. As job cuts mounted and the corporate earnings outlook deteriorated, the nation's Gross Domestic Product contracted 1.3% in the third quarter of 2001, the first such quarterly decline since 1991. Echoing the discouraging anecdotal evidence, in early December the National Bureau of Economic Research -- the agency responsible for dating economic cycles -- officially pronounced the U.S. economy to be in a recession. At this writing, it is anticipated that the Commerce Department will report that GDP declined again in the fourth quarter.

TO BOOST THE ECONOMY, THE FEDERAL RESERVE
LOWERED SHORT-TERM INTEREST RATES ON ELEVEN
OCCASIONS IN 2001...

In an effort to stimulate economic activity, the Federal Reserve continued the accommodative monetary policy it began in January. By year-end, the Fed had lowered its benchmark Federal Funds rate -- a key short-term interest rate barometer -- on eleven occasions by a total of 475 basis points (4.75%). Through much of the year, the bond market -- which typically moves in the opposite direction of interest rates -- benefited by the rate cuts, as well as by a flight to quality by worried investors. In the fourth quarter, however, the market gave up some of those gains, as investors anticipated an end to the Fed's interest rate cuts. The Lehman Brothers Municipal Bond Index -- a broad-based,

--------------------------------------------------------------------------------

Municipal bond yields exceeded Treasury yields

[EDGAR REPRESENTATION OF BAR CHART]

                5.31%                                8.72%
       30-Year AAA-rated                     Taxable equivalent yield
       General Obligation (GO) Bonds*        In 39.1% tax bracket

                5.28%
       30-Year Treasury bond

Principal and interest payments of Treasury securities are guaranteed by the U.S. government.

*GO yields are a compilation of a representative variety of general obligations and are not necessarily representative of the Trust's yield. Statistics as of November 30, 2001.

Past performance is no guarantee of future results.
Source: Bloomberg, L.P.
--------------------------------------------------------------------------------

unmanaged index of municipal bonds -- posted a total return of 8.75% for the year ended November 30, 2001.* Interestingly, Eaton Vance Municipal Income Trust benefited additionally from lower rates, as the lower interest rates paid on their adjustable rate preferred debt allowed the Trust to raise its dividends several times during the year.

AMID CONTINUING UNCERTAINTY, MUNICIPAL BONDS
OFFER QUALITY AND A REFUGE FROM VOLATILITY...

In the wake of the tumult of 2001, there is, understandably, a good deal of uncertainty about the economic and geopolitical future, concerns that are likely to be reflected in the fixed-income markets in the coming year. However, it is noteworthy that, amid the frenzy of the past year, the municipal market has demonstrated considerably less volatility than the Treasury market or the corporate bond market.

The extent and length of the current recession remain major questions for investors, as does the impact of the slowdown on state and municipal finances. A weaker economy could result in lower revenues for states and municipalities, and possibly increased funding needs, especially for areas such as New York City.

Interestingly, some indicators have suggested that the worst of the recession may already be behind us. Whatever direction the economy takes in the coming year, we believe that municipal bonds will continue to pose a quality alternative for fixed-income investors, while making a major contribution to our recovery.


*It is not possible to invest directly in an Index.

EATON VANCE MUNICIPAL INCOME TRUST as of November 30, 2001
--------------------------------------------------------------------------------
M A N A G E M E N T   U P D A T E
--------------------------------------------------------------------------------

[PHOTO OF THOMAS M.  MANAGEMENT DISCUSSION
METZGOLD]            ---------------------
                     -    With the Federal Reserve easing interest rates
                          dramatically this year, the Trust was able to increase
Thomas J. Metzgold        its dividend three times in the last six months to
Portfolio Manager         6.30% at November 30, 2001. We believe that amid this
                          low interest rate environment, the dividend yield should be stable and sustainable going forward. The
                          U.S. economy remains uncertain, which helps make municipal bonds an attractive investment option.

- Hospital bonds were the Trust's largest sector weighting at November 30, 2001. Such holdings were well diversified by region; bonds from 15 different states were held at November 30, 2001, including Rhode Island's St. Joseph Health Services and the Loyola University Health System in Illinois.

- As a result of market volatility, the Trust was able to establish capital loss carry-forwards, which can then be used to offset potential capital gains over the next eight years. This strategy reduces the potential for capital gain distributions, thereby minimizing future tax liabilities. In addition, the Trust has the opportunity to potentially increase income by using the proceeds to purchase higher-yielding bonds. The Trust did not pay out any capital gains this year, and while it is impossible to predict for certain, we currently do not anticipate any in the coming year.

- The Trust's commitment to the improvement of call protection continued strong in 2001, especially given the lower interest rate environment. We believe the Trust's significant and extended call protection strategies truly help differentiate it from its peers.

TRUST OVERVIEW(4)
--------------------------------------------------------------------------------
- Number of Issues:           104
- Average Maturity:           26.2 years
- Average Rating:             A
- Average Call:               10.1 years
- Average Dollar Price:       $89.82

THE TRUST
--------------------------------------------------------------------------------
PERFORMANCE FOR THE PAST YEAR

- Based on share price (traded on the New York Stock Exchange), the Trust had a total return of 28.95% for the year ended November 30, 2001. That return was the result of an increase in share price from $11.125 on November 30, 2000 to $13.50 on November 30, 2001, and the reinvestment of $0.777 in regular monthly dividends.(1)

- Based on net asset value, the Trust had a total return of 14.98% for the year period ended November 30, 2001. That return was the result of an increase in net asset value from $11.95 on November 30, 2000 to $12.93 on November 30, 2001, and the reinvestment of all distributions.

- Based on the most recent dividend and a share price of $13.50, the Trust had a market yield of 6.30% at November 30, 2001.(2) The Trust's market yield is equivalent to a taxable yield of 10.34%.(3)

5 LARGEST CATEGORIES(4)
--------------------------------------------------------------------------------
By total net assets

[EDGAR REPRESENTATION OF BAR CHART]

Hospital                        15.9%
Insured Transportation          11.3%
Insured General Obligations*     9.4%
Housing                          8.2%
Industrial Development Revenue   7.5%

* Private insurance does not reduce the interest rate risks that are associated with these investments. 5 Largest Categories are subject to change due to active management.

--------------------------------------------------------------------------------
SHARES OF THE TRUST ARE NOT INSURED BY THE FDIC AND ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL INVESTED. YIELDS WILL VARY.
--------------------------------------------------------------------------------

TRUST INFORMATION
as of November 30, 2001

PERFORMANCE(5)
--------------------------------------------------------------------------------

Average Annual Total Returns (by market value, New York Stock Exchange)
--------------------------------------------------------------------------------
One Year                             28.95%
Life of Trust (1/29/99)               2.39

Average Annual Total Returns (at net asset value)
--------------------------------------------------------------------------------
One Year                             14.98%
Life of Trust (1/29/99)               0.84

For federal income tax purposes, 100% of the total dividends paid by the Trust from net investment income during the year ended November 30, 2001 was designated as an exempt interest dividend.

RATING DISTRIBUTION(4)
--------------------------------------------------------------------------------
By total investments

[EDGAR REPRESENTATION OF PIE CHART]

AAA        38.5%
AA          8.9%
A           6.2%
BBB        18.5%
CCC         0.5%
Non-Rated  27.4%

1 A portion of the Trust's income may be subject to federal and state income tax and/or federal alternative minimum tax.

2 The Trust's market yield is calculated by dividing the most recent dividend per share by the share price at the end of the period and annualizing the result.

3 Taxable-equivalent yield assumes maximum 39.1% federal income tax rate. A lower rate would result in a lower tax-equivalent figure.

4 Trust Overview and Rating Distribution are determined by dividing the total market value of the holdings by the total investments of the Trust. Trust Overview and Rating Distribution are subject to change.

5 Returns are historical and are calculated by determining the percentage change in share price or net asset value with all distributions reinvested.

   Past performance is no guarantee of future results. Investment return and market price will fluctuate so that shares, when sold, may be worth more or less than their original cost. Yields will vary.

EATON VANCE MUNICIPAL INCOME TRUST AS OF NOVEMBER 30, 2001

PORTFOLIO OF INVESTMENTS

TAX-EXEMPT INVESTMENTS -- 98.0%

PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
-------------------------------------------------------------------------
Cogeneration -- 0.9%
-------------------------------------------------------------------------
    $ 2,950        Maryland Energy Cogeneration, (AES
                   Warrior Run), (AMT), 7.40%, 9/1/19        $  3,096,910
-------------------------------------------------------------------------
                                                             $  3,096,910
-------------------------------------------------------------------------
Education -- 2.7%
-------------------------------------------------------------------------
    $ 2,250        California Educational Facilities
                   Authority, Residual Certificates,
                   Variable Rate, 12/1/32(1)(2)              $  2,503,260
      6,875        Massachusetts Development Finance
                   Agency, (Boston University),
                   5.45%, 5/15/59                               6,658,369
-------------------------------------------------------------------------
                                                             $  9,161,629
-------------------------------------------------------------------------
Electric Utilities -- 5.8%
-------------------------------------------------------------------------
    $ 8,000        Brazos River Authority, TX, (Reliant
                   Energy, Inc.), (AMT), 5.375%, 4/1/19      $  7,588,800
      3,550        Mississippi Business Finance Corp.,
                   (System Energy Resources, Inc.),
                   5.90%, 5/1/22                                3,491,922
      7,250        North Carolina Municipal Power Agency,
                   (Catawba), 6.50%, 1/1/20                     7,666,947
      1,200        Santa Cruz County, AZ, IDA, (Citizens
                   Utilities Co.), (AMT), 7.15%, 2/1/23         1,200,192
-------------------------------------------------------------------------
                                                             $ 19,947,861
-------------------------------------------------------------------------
Escrowed / Prerefunded -- 3.3%
-------------------------------------------------------------------------
    $35,000        Dawson Ridge, CO, Metropolitan District
                   #1, Escrowed to Maturity, 0.00%, 10/1/22  $  9,277,450
      1,725        Maricopa County, AZ, IDA, (Place Five
                   and The Greenery), Escrowed to Maturity,
                   8.625%, 1/1/27                               2,163,012
-------------------------------------------------------------------------
                                                             $ 11,440,462
-------------------------------------------------------------------------
General Obligations -- 3.7%
-------------------------------------------------------------------------
    $   500        California General Obligation, Variable
                   Rate, 12/1/29(1)(3)                       $  1,211,250
      4,000        Kershaw County, SC, School District,
                   5.00%, 2/1/18                                4,025,040
      8,500        North East Independent School District,
                   TX, 4.50%, 10/1/28                           7,518,335
-------------------------------------------------------------------------
                                                             $ 12,754,625
-------------------------------------------------------------------------
Hospital -- 15.9%
-------------------------------------------------------------------------
    $ 2,500        California Health Facilities Authority,
                   (Cedars Sinai Medical Center), Variable
                   Rate, 12/1/34(1)(3)                       $  2,897,125
PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
-------------------------------------------------------------------------

Hospital (continued)
-------------------------------------------------------------------------
    $ 1,000        Chautauqua County, NY, IDA, (Women's
                   Christian Association), 6.35%, 11/15/17   $    927,220
      1,000        Chautauqua County, NY, IDA, (Women's
                   Christian Association), 6.40%, 11/15/29        896,540
      1,410        Colorado Health Facilities Authority,
                   (Rocky Mountain Adventist),
                   6.625%, 2/1/22                               1,454,866
      1,000        Halifax, FL, Medical Center,
                   7.25%, 10/1/24                               1,014,840
      2,840        Highland County, OH, (Joint Township
                   Hospital District), 6.75%, 12/1/29           2,626,262
      5,000        Illinois Health Facility Authority,
                   (Loyola University Health System),
                   6.00%, 7/1/21                                4,901,050
      3,500        John Tolfree Health System Corp., MI,
                   6.00%, 9/15/23                               3,176,355
      1,215        Loris, SC, Community Hospital District,
                   5.625%, 1/1/20                               1,153,509
      3,500        Loris, SC, Community Hospital District,
                   5.625%, 1/1/29                               3,241,595
      5,250        Louisiana Public Facilities Authority,
                   (Tuoro Infirmary), 5.625%, 8/15/29           5,169,832
      2,000        Martin County, MN, (Fairmont Community
                   Hospital Association), 6.625%, 9/1/22        1,891,160
      1,700        Mecosta County, MI, General Hospital,
                   5.75%, 5/15/09                               1,682,830
      2,500        Mecosta County, MI, General Hospital,
                   6.00%, 5/15/18                               2,320,200
      4,260        New Jersey Health Care Facilities
                   Financing Authority, (Capital Health
                   System), 5.25%, 7/1/27                       3,407,702
      1,500        New Jersey Health Care Facilities
                   Financing Authority, (Trinitas
                   Hospital), 7.50%, 7/1/30                     1,611,180
      5,000        North Central, TX, Health Facility
                   Development Corp., (Baylor Healthcare
                   System), 5.125%, 5/15/29                     4,786,950
      1,585        Oneonta, AL, Eastern Health Care
                   Facility Financing Authority, (Eastern
                   Health Systems, Inc.), 7.75%, 7/1/21         1,733,768
      7,000        Rhode Island HEFA, (St. Joseph Health
                   Services), 5.50%, 10/1/29                    5,683,930
      2,425        Southwestern Illinois, Development
                   Authority, (Anderson Hospital),
                   5.625%, 8/15/29                              2,226,320
      2,000        Weber County, UT, (IHC Health Services,
                   Inc.), 5.00%, 8/15/30                        1,887,960
-------------------------------------------------------------------------
                                                             $ 54,691,194
-------------------------------------------------------------------------
Housing -- 8.2%
-------------------------------------------------------------------------
    $   990        California Statewide Communities
                   Development Authority, Variable Rate,
                   6/1/09(1)(3)                              $  1,064,577

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPAL INCOME TRUST AS OF NOVEMBER 30, 2001

PORTFOLIO OF INVESTMENTS CONT'D

PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
-------------------------------------------------------------------------

Housing (continued)
-------------------------------------------------------------------------
    $ 4,000        Charter Mac Equity Trust, TN, (AMT),
                   6.625%, 6/30/09                           $  4,060,840
      3,185        Florida Capital Projects Finance
                   Authority, Student Housing Revenue,
                   (Florida University), 7.75%, 8/15/20         3,210,002
        960        Lake Creek, CO, Affordable Housing
                   Corp., Multifamily, 7.00%, 12/1/23             915,600
      4,600        Louisiana Public Facilities Authority,
                   (Eden Point), 6.25%, 3/1/34                  4,122,612
      4,000        Muni Mae Tax-Exempt Bond, LLC, (AMT),
                   6.875%, 6/30/09                              4,096,360
      3,350        North Little Rock, AR, Residential
                   Housing Facilities, (Parkstone Place),
                   6.50%, 8/1/21                                3,206,519
      3,660        Oregon Health Authority, (Trillium
                   Affordable Housing), (AMT),
                   6.75%, 2/15/29                               3,463,348
        970        Raleigh, NC, Housing Authority,
                   Multifamily, (Cedar Point),
                   7.00%, 11/1/30(4)                              582,000
      3,300        Texas Student Housing Corp., (University
                   of Northern Texas), 6.75%, 7/1/16            3,283,104
-------------------------------------------------------------------------
                                                             $ 28,004,962
-------------------------------------------------------------------------
Industrial Development Revenue -- 7.5%
-------------------------------------------------------------------------
    $ 1,970        Abia Development Corp., TX, (Austin
                   Cargoport Development), (AMT),
                   6.50%, 10/1/24                            $  1,721,907
      1,935        Broward County, FL, IDR, (Lynxs
                   Cargoport), (AMT), 6.75%, 6/1/19             1,756,438
      4,000        Courtland, AL, Solid Waste Disposal,
                   (Champion International Corp.), (AMT),
                   6.70%, 11/1/29                               4,230,320
      2,500        Denver, CO, City and County, (United
                   Airlines), Variable Rate, 10/1/32(1)(3)        814,650
      1,000        Gloucester County, NJ, Improvements
                   Authority, (Waste Management, Inc.),
                   (AMT), 7.00%, 12/1/29                        1,124,270
      2,500        Gulf Coast, TX, Waste Disposal
                   Authority, (Valero Energy Corp.) (AMT),
                   5.70%, 4/1/32                                2,352,475
      3,000        Houston, TX, Airport System,
                   (Continental Airlines), 6.75%, 7/1/29        2,310,900
      3,000        Minneapolis and St. Paul, MN,
                   Metropolitan Airport Commission,
                   (Northwest Airlines), (AMT),
                   7.00%, 4/1/25                                2,341,800
      3,000        Missouri Development Finance Authority,
                   Solid Waste Disposal, (Proctor and
                   Gamble Paper Products), (AMT),
                   5.20%, 3/15/29                               2,963,130
      6,000        New Jersey EDA, (Continental Airlines),
                   (AMT), 6.25%, 9/15/29                        4,635,000
PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
-------------------------------------------------------------------------

Industrial Development Revenue (continued)
-------------------------------------------------------------------------
    $ 3,550        Phoenix, AZ, IDA, (America West
                   Airlines, Inc.), (AMT), 6.25%, 6/1/19     $  1,565,301
-------------------------------------------------------------------------
                                                             $ 25,816,191
-------------------------------------------------------------------------
Insured-Education -- 0.9%
-------------------------------------------------------------------------
    $ 3,000        Massachusetts HEFA, (Berklee College of
                   Music), (MBIA), Variable Rate,
                   10/1/27(1)(3)                             $  3,000,990
-------------------------------------------------------------------------
                                                             $  3,000,990
-------------------------------------------------------------------------
Insured-Electric Utilities -- 0.9%
-------------------------------------------------------------------------
    $ 3,000        Burke County, GA, Development Authority,
                   (Georgia Power Co.), (MBIA), (AMT),
                   5.45%, 5/1/34                             $  3,016,560
-------------------------------------------------------------------------
                                                             $  3,016,560
-------------------------------------------------------------------------
Insured-General Obligations -- 9.4%
-------------------------------------------------------------------------
    $ 3,500        California General Obligation, (FGIC),
                   Variable Rate, 9/1/30(1)(2)               $  3,687,145
     11,250        Chicago, IL, (MBIA), 5.00%, 1/1/41          10,757,475
     30,160        Chicago, IL, Board Education, (FGIC),
                   0.00%, 12/1/22                               9,669,899
      4,000        Puerto Rico General Obligation, (FSA),
                   Variable Rate, 7/1/27(1)(2)                  4,251,400
     10,000        Washington, (FGIC), 0.00%, 1/1/19            4,042,400
-------------------------------------------------------------------------
                                                             $ 32,408,319
-------------------------------------------------------------------------
Insured-Hospital -- 5.2%
-------------------------------------------------------------------------
    $21,305        Kentucky EDA, (Norton Healthcare, Inc.),
                   (MBIA), 0.00%, 10/1/25                    $  5,818,395
     23,470        Kentucky EDA, (Norton Healthcare, Inc.),
                   (MBIA), 0.00%, 10/1/26                       6,055,260
     10,000        Kentucky EDA, (Norton Healthcare, Inc.),
                   (MBIA), 0.00%, 10/1/27                       2,440,600
      4,000        New Jersey Health Care Facilities
                   Financing Authority, (St. Barnabas
                   Medical Center), (MBIA), Variable Rate,
                   7/1/28(1)(2)                                 3,570,080
-------------------------------------------------------------------------
                                                             $ 17,884,335
-------------------------------------------------------------------------
Insured-Special Tax -- 1.6%
-------------------------------------------------------------------------
    $15,905        Metropoltan Pier and Exposition
                   Authority III, (MBIA), 0.00%, 6/15/23     $  4,952,658

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPAL INCOME TRUST AS OF NOVEMBER 30, 2001

PORTFOLIO OF INVESTMENTS CONT'D

PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
-------------------------------------------------------------------------

Insured-Special Tax (continued)
-------------------------------------------------------------------------
    $    60        South Orange County, CA, Public
                   Financing Authority, (FGIC), DRIVERS,
                   Variable Rate, 8/15/15(1)(3)              $    396,240
-------------------------------------------------------------------------
                                                             $  5,348,898
-------------------------------------------------------------------------
Insured-Transportation -- 11.3%
-------------------------------------------------------------------------
    $ 3,500        Chicago, IL, O'Hare International
                   Airport, (AMBAC), (AMT), 5.375%, 1/1/32   $  3,489,465
      2,850        Clark County, NV, Airport, (MBIA),
                   6.00%, 7/1/29                                3,259,716
      4,930        Dallas-Fort Worth, TX, International
                   Airport, (FGIC), (AMT), 5.75%, 11/1/30       5,076,520
      4,500        Dallas-Fort Worth, TX, International
                   Airport, (FGIC), (AMT), 6.125%, 11/1/35      4,768,650
      3,500        Florida Turnpike Authority, (Department
                   of Transportation), (FGIC),
                   4.50%, 7/1/27                                3,141,705
      2,400        Massachusetts Turnpike Authority,
                   Metropolitan Highway System, (MBIA),
                   Variable Rate, 1/1/37(1)(2)                  2,095,800
      4,250        Metropolitan Transportation Authority,
                   NY, Commuter Revenue (FGIC),
                   4.75%, 7/1/26                                3,977,745
      7,500        Minneapolis and St. Paul, MN,
                   Metropolitan Airport Commission, (FGIC),
                   5.25%, 1/1/32                                7,529,250
      5,500        Nevada Department of Business and
                   Industry, (Las Vegas Monorail -1st
                   Tier), (AMBAC), 5.375%, 1/1/40               5,542,735
-------------------------------------------------------------------------
                                                             $ 38,881,586
-------------------------------------------------------------------------
Insured-Water and Sewer -- 1.6%
-------------------------------------------------------------------------
    $ 5,000        Charleston, SC, Waterworks and Sewer,
                   (FGIC), 4.50%, 1/1/24                     $  4,523,200
        100        Los Angeles, CA, Department of Water and
                   Power, (MBIA), Variable Rate,
                   12/15/24(1)(3)                               1,090,150
-------------------------------------------------------------------------
                                                             $  5,613,350
-------------------------------------------------------------------------
Miscellaneous -- 1.0%
-------------------------------------------------------------------------
    $ 3,300        Santa Fe, NM, (Crow Hobbs),
                   8.50%, 9/1/16                             $  3,458,598
-------------------------------------------------------------------------
                                                             $  3,458,598
-------------------------------------------------------------------------
Nursing Home -- 2.7%
-------------------------------------------------------------------------
    $ 3,700        Ohio HFA, Retirement Rental Housing,
                   (Encore Retirement Partners),
                   6.75%, 3/1/19                             $  3,187,328
        750        Okaloosa County, FL, Retirement Rental
                   Housing, (Encore Retirement Partners),
                   6.125%, 2/1/14                                 661,980
      2,000        Orange County, FL, Health Facilities
                   Authority, (Westminster Community Care),
                   6.75%, 4/1/34                                1,757,380
        779        Tarrant County, TX, Health Facilities
                   Authority, 8.00%, 9/2/25                       775,121
PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
-------------------------------------------------------------------------

Nursing Home (continued)
-------------------------------------------------------------------------
    $ 1,221        Tarrant County, TX, Health Facilities
                   Authority, (3927 Foundation),
                   10.25%, 9/1/19(4)                         $     57,980
      3,000        Wisconsin HEFA, (Wisconsin Illinois
                   Senior Housing), 7.00%, 8/1/29               2,845,650
-------------------------------------------------------------------------
                                                             $  9,285,439
-------------------------------------------------------------------------
Other Revenue -- 1.9%
-------------------------------------------------------------------------
    $ 1,500        Mohegan Tribe Indians, CT, Gaming
                   Authority, (Public Improvements),
                   6.25%, 1/1/21                             $  1,500,450
      5,000        Tobacco Settlement Financing Corp.,
                   5.875%, 5/15/39                              4,918,050
-------------------------------------------------------------------------
                                                             $  6,418,500
-------------------------------------------------------------------------
Pooled Loans -- 0.9%
-------------------------------------------------------------------------
    $   655        Tax Exempt Securities Trust, Community
                   Health Provider, Pooled Loan Program,
                   6.00%, 12/1/36                            $    658,626
      1,728        Tax Exempt Securities Trust, Community
                   Health Provider, Pooled Loan Program,
                   6.25%, 12/1/36                               1,791,971
        656        Tax Exempt Securities Trust, Community
                   Health Provider, Pooled Loan Program,
                   7.75%, 12/1/36                                 657,617
-------------------------------------------------------------------------
                                                             $  3,108,214
-------------------------------------------------------------------------
Resource Recovery -- 2.1%
-------------------------------------------------------------------------
    $ 6,500        Sacramento County, CA, Sanitation
                   District Financing Authority Revenue,
                   5.875%, 12/1/27                           $  7,207,720
-------------------------------------------------------------------------
                                                             $  7,207,720
-------------------------------------------------------------------------
Senior Living / Life Care -- 2.5%
-------------------------------------------------------------------------
    $ 1,960        Cliff House Trust, PA, (AMT),
                   6.625%, 6/1/27                            $  1,803,651
        360        Delaware County, PA, IDA, (Glen Riddle),
                   (AMT), 8.125%, 9/1/05                          373,522
      2,000        Delaware County, PA, IDA, (Glen Riddle),
                   (AMT), 8.625%, 9/1/25                        2,139,960
      3,245        Logan County, CO, Industrial Development
                   Revenue, (TLC Care Choices, Inc.),
                   6.875%, 12/1/23                              2,934,778
      1,400        Mesquite, TX, Health Facilities
                   Authority, (Christian Retirement
                   Facility), 7.625%, 2/15/28                   1,452,668
-------------------------------------------------------------------------
                                                             $  8,704,579
-------------------------------------------------------------------------
Special Tax Revenue -- 4.3%
-------------------------------------------------------------------------
    $ 3,280        Bell Mountain Ranch, CO, Metropolitan
                   District, 6.625%, 11/15/25                $  3,256,515

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPAL INCOME TRUST AS OF NOVEMBER 30, 2001

PORTFOLIO OF INVESTMENTS CONT'D

PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
-------------------------------------------------------------------------

Special Tax Revenue (continued)
-------------------------------------------------------------------------
    $ 3,600        Black Hawk, CO, Business Improvement
                   District, 6.50%, 12/1/11                  $  3,554,532
      1,340        Longleaf, FL, Community Development
                   District, 6.20%, 5/1/09                      1,259,144
      1,910        Longleaf, FL, Community Development
                   District, 6.65%, 5/1/20                      1,755,386
      3,900        Puerto Rico Infrastructure Financing
                   Authority, Variable Rate, 10/1/32(1)(2)      4,869,930
-------------------------------------------------------------------------
                                                             $ 14,695,507
-------------------------------------------------------------------------
Transportation -- 1.0%
-------------------------------------------------------------------------
    $ 3,750        Kent County, MI, Airport Facility,
                   (AMT), Variable Rate, 1/1/25(1)(3)        $  3,462,638
-------------------------------------------------------------------------
                                                             $  3,462,638
-------------------------------------------------------------------------
Utilities-Electrical and Gas -- 2.3%
-------------------------------------------------------------------------
    $ 8,500        San Antonio, TX, Electric and Natural
                   Gas, 4.50%, 2/1/21                        $  7,739,590
-------------------------------------------------------------------------
                                                             $  7,739,590
-------------------------------------------------------------------------
Water and Sewer -- 0.4%
-------------------------------------------------------------------------
    $ 1,500        Metropolitan Water District, CA,
                   (Southern California Waterworks),
                   Variable Rate, 1/1/18(1)(3)               $  1,472,850
-------------------------------------------------------------------------
                                                             $  1,472,850
-------------------------------------------------------------------------
Total Tax-Exempt Investments -- 98.0%
   (identified cost $339,167,140)                            $336,621,507
-------------------------------------------------------------------------
Other Assets, Less Liabilities -- 2.0%                       $  6,849,987
-------------------------------------------------------------------------
Net Assets -- 100.0%                                         $343,471,494
-------------------------------------------------------------------------

 AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

 At November 30, 2001, the concentration of the Trust's investments in the various states, determined as a percentage of net assets, is as follows:

Illinois                                                  10.5%
Texas                                                     14.4%
Others, representing less than 10% individually           73.1%

 The Trust invests primarily in debt securities issued by municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at November 30, 2001, 31.6% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by financial institutions ranged from 1.3% to 13.9% of total investments.
 (1) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
 (2)  Security has been issued as a leveraged inverse floater bond.
 (3)  Security has been issued as an inverse floater bond.
 (4)  Non-income producing security.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPAL INCOME TRUST AS OF NOVEMBER 30, 2001

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

AS OF NOVEMBER 30, 2001
Assets
----------------------------------------------------------------
Investments, at value (identified cost,
   $339,167,140)                                    $336,621,507
Cash                                                     711,634
Receivable for investments sold                           50,000
Interest receivable                                    6,146,648
Prepaid expenses                                         108,243
----------------------------------------------------------------
TOTAL ASSETS                                        $343,638,032
----------------------------------------------------------------

Liabilities
----------------------------------------------------------------
Payable for open swap contracts                     $     90,770
Payable to affiliate for Trustees' fees                    1,037
Accrued expenses                                          74,731
----------------------------------------------------------------
TOTAL LIABILITIES                                   $    166,538
----------------------------------------------------------------
NET ASSETS                                          $343,471,494
----------------------------------------------------------------
Sources of Net Assets
----------------------------------------------------------------
Auction Preferred Shares, $0.01 par value;
   unlimited number of shares authorized, 5,240
   shares issued and outstanding at $25,000 per
   share liquidation preference                     $131,000,000
Common Shares, $0.01 par value; unlimited number
   of shares authorized, 16,415,580 shares issued
   and outstanding                                       164,156
Additional paid-in capital                           243,346,472
Accumulated net realized loss (computed on the
   basis of
   identified cost)                                  (30,993,317)
Accumulated undistributed net investment income        2,590,586
Net unrealized depreciation (computed on the basis
   of identified cost)                                (2,636,403)
----------------------------------------------------------------
NET ASSETS                                          $343,471,494
----------------------------------------------------------------
NET ASSETS APPLICABLE TO PREFERRED SHARES --
   AUCTION PREFERRED SHARES AT LIQUIDATION VALUE    $131,000,000
   CUMULATIVE UNDECLARED DIVIDENDS                       156,017
----------------------------------------------------------------
NET ASSETS APPLICABLE TO PREFERRED SHARES           $131,156,017
----------------------------------------------------------------
NET ASSETS APPLICABLE TO COMMON SHARES              $212,315,477
----------------------------------------------------------------
TOTAL NET ASSETS                                    $343,471,494
----------------------------------------------------------------
Net Asset Value Per Common Share
----------------------------------------------------------------
($212,315,477  DIVIDED BY 16,415,580 COMMON SHARES
   ISSUED AND OUTSTANDING)                          $      12.93
----------------------------------------------------------------

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED
NOVEMBER 30, 2001
Investment Income
---------------------------------------------------------------
Interest                                            $22,295,481
---------------------------------------------------------------
TOTAL INVESTMENT INCOME                             $22,295,481
---------------------------------------------------------------

Expenses
---------------------------------------------------------------
Investment adviser fee                              $ 2,387,597
Administration fee                                      682,171
Trustees' fees and expenses                              14,707
Preferred shares remarketing agent fee                  266,887
Transfer and dividend disbursing agent fees             198,043
Custodian fee                                           150,231
Legal and accounting services                            59,353
Printing and postage                                     39,602
Miscellaneous                                           128,207
---------------------------------------------------------------
TOTAL EXPENSES                                      $ 3,926,798
---------------------------------------------------------------

NET INVESTMENT INCOME                               $18,368,683
---------------------------------------------------------------

Realized and Unrealized Gain (Loss)
---------------------------------------------------------------
Net realized gain (loss) --
   Investment transactions (identified cost basis)  $(4,876,422)
   Financial futures contracts                          (97,466)
   Interest rate swap contracts                        (525,600)
---------------------------------------------------------------
NET REALIZED LOSS                                   $(5,499,488)
---------------------------------------------------------------
Change in unrealized appreciation (depreciation)
   --
   Investments (identified cost basis)              $19,812,553
   Financial futures contracts                           78,675
   Interest rate swap contracts                         (46,970)
---------------------------------------------------------------
NET CHANGE IN UNREALIZED APPRECIATION
   (DEPRECIATION)                                   $19,844,258
---------------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN                    $14,344,770
---------------------------------------------------------------

NET INCREASE IN NET ASSETS FROM OPERATIONS          $32,713,453
---------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPAL INCOME TRUST AS OF NOVEMBER 30, 2001

FINANCIAL STATEMENTS CONT'D

STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE)                                 YEAR ENDED         YEAR ENDED
IN NET ASSETS                                       NOVEMBER 30, 2001  NOVEMBER 30, 2000
----------------------------------------------------------------------------------------
From operations --
   Net investment income                            $      18,368,683  $      17,621,668
   Net realized loss                                       (5,499,488)       (14,544,619)
   Net change in unrealized appreciation
      (depreciation)                                       19,844,258         18,789,011
----------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS
   FROM OPERATIONS                                  $      32,713,453  $      21,866,060
----------------------------------------------------------------------------------------
Distributions to shareholders --
   Preferred Shareholders --
      From net investment income                    $      (3,923,686) $      (5,330,835)
   Common Shareholders --
      From net investment income                    $     (12,687,380) $     (12,771,225)
----------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS                 $     (16,611,066) $     (18,102,060)
----------------------------------------------------------------------------------------
Capital share transactions --
   Reinvestment of distributions
      to shareholders                               $       1,678,324  $         672,063
----------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM CAPITAL SHARE
   TRANSACTIONS                                     $       1,678,324  $         672,063
----------------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS                          $      17,780,711  $       4,436,063
----------------------------------------------------------------------------------------

Net Assets
----------------------------------------------------------------------------------------
At beginning of year                                $     325,690,783  $     321,254,720
----------------------------------------------------------------------------------------
AT END OF YEAR                                      $     343,471,494  $     325,690,783
----------------------------------------------------------------------------------------

Accumulated undistributed
net investment income
included in net assets
----------------------------------------------------------------------------------------
AT END OF YEAR                                      $       2,590,586  $         832,969
----------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPAL INCOME TRUST AS OF NOVEMBER 30, 2001

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                              YEAR ENDED NOVEMBER 30,
                                  ------------------------------------------------
                                    2001(1)        2000(1)          1999(1)(2)
----------------------------------------------------------------------------------
Net asset value -- Beginning
   of year (Common shares)          $11.950        $11.720           $15.000
----------------------------------------------------------------------------------

Income (loss) from operations
----------------------------------------------------------------------------------
Net investment income               $ 1.124        $ 1.083           $ 0.837
Net realized and unrealized
   gain (loss)                        0.873          0.260            (3.246)
----------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   OPERATIONS                       $ 1.997        $ 1.343           $(2.409)
----------------------------------------------------------------------------------

Less distributions
----------------------------------------------------------------------------------
Preferred Shareholders --
   From net investment income       $(0.240)       $(0.328)          $(0.197)
Common Shareholders --
   From net investment income       $(0.777)       $(0.785)          $(0.550)
----------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                 $(1.017)       $(1.113)          $(0.747)
----------------------------------------------------------------------------------

PREFERRED AND COMMON SHARES
   OFFERING COSTS CHARGED TO
   PAID-IN CAPITAL                  $    --        $    --           $(0.042)
----------------------------------------------------------------------------------

PREFERRED SHARES UNDERWRITING
   DISCOUNTS                        $    --        $    --           $(0.082)
----------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR
   (COMMON SHARES)                  $12.930        $11.950           $11.720
----------------------------------------------------------------------------------

MARKET VALUE -- END OF YEAR
   (COMMON SHARES)                  $13.500        $11.125           $11.688
----------------------------------------------------------------------------------

TOTAL RETURN(3)                       28.95%          2.05%           (18.74)%
----------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPAL INCOME TRUST AS OF NOVEMBER 30, 2001

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                              YEAR ENDED NOVEMBER 30,
                                  ------------------------------------------------
                                    2001(1)        2000(1)          1999(1)(2)
----------------------------------------------------------------------------------

Ratios/Supplemental Data+ ++
----------------------------------------------------------------------------------
Net assets, end of year (000's
   omitted)                        $343,471       $325,691           $321,255
Ratios (As a percentage of average net assets attributable to common shares):
   Net expenses(4)                     1.88%          1.95%              1.76%(5)
   Net expenses after
     custodian fee
     reduction(4)                      1.88%          1.91%              1.70%(5)
   Net investment income(4)            8.79%          9.47%              7.38%(5)
Portfolio Turnover                       60%            66%               151%
+  The expenses of the Trust may reflect a reduction of the investment adviser fee. Had such action not been taken, the ratios and the net investment income per share would have been as follows:
Ratios (As a percentage of average net assets attributable to common shares):
   Expenses                                                              1.76%(5)
   Expenses after custodian
     fee reduction                                                       1.70%(5)
   Net investment income                                                 7.38%(5)
   Net investment income per
     share                                                           $  0.837
++ The ratios reported above are based on net assets attributable solely to common shares. The ratios based on average net assets, including amounts related to preferred shares, are as follows:
Ratios (As a percentage of
   average total net assets):
   Net expenses(4)                     1.15%          1.15%              1.14%(5)
   Net expenses after
     custodian fee
     reduction(4)                      1.15%          1.12%              1.10%(5)
   Net investment income(4)            5.40%          5.56%              4.77%(5)
+  The expenses of the Trust may reflect a reduction of the investment adviser fee. Had such action not been taken, the ratios would have been as follows:
Ratios (As a percentage of
   average total net assets):
   Expenses                                                              1.14%(5)
   Expenses after custodian
     fee reduction                                                       1.10%(5)
   Net investment income                                                 4.77%(5)
----------------------------------------------------------------------------------
Senior Securities:
   Total preferred shares
     outstanding                      5,240          5,240              5,240
   Asset coverage per
     preferred share(6)            $ 65,548       $ 62,155           $ 61,308
   Involuntary liquidation
     preference per preferred
     share(7)                      $ 25,000       $ 25,000           $ 25,000
   Approximate market value
     per preferred share(7)        $ 25,000       $ 25,000           $ 25,000
----------------------------------------------------------------------------------

 (1)  Computed using average common shares outstanding.
 (2) For the period from the start of business, January 29, 1999, to November 30, 1999.
 (3) Total return is calculated assuming a purchase at the current market price on the first day and a sale at the current market price on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
 (4) Ratios do not reflect the effect of dividend payments to preferred shareholders. Ratios to average net assets attributable to common shares reflect the Trust's leveraged capital structure.
 (5)  Annualized.
 (6) Calculated by subtracting the Trust's total liabilities (not including the preferred shares) from the Trust's total assets, and dividing this by the number of preferred shares outstanding.
 (7)  Plus accumulated and unpaid dividends.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPAL INCOME TRUST AS OF NOVEMBER 30, 2001

NOTES TO FINANCIAL STATEMENTS

1 Significant Accounting Policies
-------------------------------------------
   Eaton Vance Municipal Income Trust (the Trust) is an entity commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Trust was organized under the laws of the Commonwealth of Massachusetts by an Agreement and Declaration of Trust dated December 10, 1998. The Trust's investment objective is to achieve current income exempt from regular federal income tax by investing primarily in investment grade municipal obligations.

   The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

 A Investment Valuation -- Municipal bonds are normally valued on the basis of valuations furnished by a pricing service. Taxable obligations, if any, for which price quotations are readily available are normally valued at the mean between the latest bid and asked prices. Futures contracts listed on the commodity exchanges are valued at closing settlement prices. Short-term obligations, maturing in sixty days or less, are valued at amortized cost, which approximates value. Investments for which valuations or market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

 B Investment Transactions -- Investment transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined using the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the transaction date. The securities so purchased are subject to market fluctuations during this period. To the extent that when-issued or delayed delivery purchases are outstanding, the Trust instructs the custodian to segregate assets in a separate account, with a current value at least equal to the amount of its purchase commitments.

 C Income -- Interest income is determined on the basis of interest accrued, adjusted for amortization of premium or discount on long-term debt securities when required for federal income tax purposes. The Trust will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. As required, the Trust will begin accreting market discounts on debt securities effective December 1, 2001. Prior to this date, the Trust did not accrete market discounts on debt securities. The cumulative effect of this accounting change will have no impact on the total net assets of the Trust. The impact of this accounting change has not been determined but will result in an increase to cost of securities and a corresponding increase in net unrealized depreciation based on securities held as of November 30, 2001.

 D Federal Income Taxes -- The Trust's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its taxable income, if any, and tax-exempt income, including any net realized gain on investments. Therefore, no provision for federal income or excise tax is necessary. At November 30, 2001, the Trust, for federal income tax purposes, had a capital loss carryover of $30,838,841 which will reduce the taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Internal Revenue Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Trust of any liability for federal income or excise tax. Such capital loss carryover will expire on November 30, 2007 ($10,949,210), November 30, 2008 ($14,623,294) and November 30, 2009 ($5,266,337). In addition, the Trust intends to satisfy conditions which will enable it to designate distributions from the interest income generated by its investments in municipal obligations, which are exempt from regular federal income taxes when received by the Trust, as exempt-interest dividends. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986 may be considered a tax preference item for investors.

 E Organization and Offering Costs -- Costs incurred by the Trust in connection with its organization have been expensed. Costs incurred by the Trust in connection with the offerings of the common shares and preferred shares were recorded as a reduction of capital paid in excess of par applicable to common shares.

 F Financial Futures Contracts -- Upon the entering of a financial futures contract, the Trust is required to deposit (initial margin) either in cash or securities an amount equal to a certain percentage of the purchase price indicated in the financial futures contract. Subsequent payments are made or received by the Trust (margin maintenance) each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for book purposes as unrealized gains or

EATON VANCE MUNICIPAL INCOME TRUST AS OF NOVEMBER 30, 2001

NOTES TO FINANCIAL STATEMENTS CONT'D

   losses by the Trust. The Trust's investment in financial futures contracts is designed for both hedging against anticipated future changes in interest rates and investment purposes. Should interest rates move unexpectedly, the Trust may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

 G Options on Financial Futures Contracts -- Upon the purchase of a put option on a financial futures contract by the Trust, the premium paid is recorded as an investment, the value of which is marked-to-market daily. When a purchased option expires, the Trust will realize a loss in the amount of the cost of the option. When the Trust enters into a closing sale transaction, the Trust will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. When the Trust exercises a put option, settlement is made in cash. The risk associated with purchasing put options is limited to the premium originally paid.

 H Interest Rate Swaps -- The Trust has entered into interest rate swap agreements to enhance return, to hedge against fluctuations in securities prices or interest rates or as substitution for the purchase or sale of securities. Pursuant to these agreements, the Trust makes semi-annual payments at a fixed interest rate. In exchange, the Trust receives payments based on the interest rate of a benchmark industry index. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains and losses. Payments received or made at the end of a measurement period are recorded as realized gains and losses. The value of the swap is determined by changes in the relationship between two rates of interest. The Trust is exposed to credit loss in the event of non-performance by the swap counterparty. However, the Trust does not anticipate non-performance by the counterparty. Risk may also arise from the unanticipated movements in value of interest rates.

 I Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

 J Expense Reduction -- Investors Bank & Trust Company (IBT) serves as custodian of the Trust. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balance the Trust maintains with IBT. All significant credit balances used to reduce the Trust's custodian fees are reported as a reduction of total expenses in the Statement of Operations.

2 Auction Preferred Shares (APS)
-------------------------------------------
   The Trust issued 2,620 shares of Auction Preferred Shares Series A and 2,620 shares of Auction Preferred Shares Series B on March 1, 1999 in a public offering. The underwriting discount and other offering costs were recorded as a reduction of the capital of the common shares. Dividends on the APS, which accrue daily, are cumulative at a rate which was established at the offering of the APS and have been reset every 7 days thereafter by an auction. Effective July 10, 2001, a special dividend period of 364 days was set on the Series A shares. The dividend rate, which matures on July 9, 2002, is 2.80%. Dividend rates ranged from 2.69% to 5.19% and from 1.70% to 4.80% for Series A and Series B Shares, respectively, during the year ended
   November 30, 2001. Series A and Series B are identical in all respects except for the dates of reset for the dividend rates.

   The APS are redeemable at the option of the Trust, at a redemption price equal to $25,000 per share, plus accumulated and unpaid dividends on any dividend payment date. The APS are also subject to mandatory redemption at a redemption price equal to $25,000 per share, plus accumulated and unpaid dividends, if the Trust is in default on its asset maintenance requirements with respect to the APS. If the dividends on the APS shall remain unpaid in an amount equal to two full years' dividends, the holders of the APS as a class have the right to elect a majority of the Board of Trustees. In general, the holders of the APS and the common shares have equal voting rights of one vote per share, except that the holders of the APS, as a separate class, have the right to elect at least two members of the Board of Trustees. The APS have a liquidation preference of $25,000 per share, plus accumulated and unpaid dividends. The Trust is required to maintain certain asset coverage with respect to the APS as defined in the Trust's By-Laws. The Trust pays annual fees equivalent to 0.25% of the preferred shares' liquidation value for the remarketing efforts associated with the preferred auctions.

3 Distributions to Shareholders
-------------------------------------------
   The Trust intends to make monthly distributions of net investment income, after payment of any dividends on any outstanding preferred shares. Distributions are recorded on

EATON VANCE MUNICIPAL INCOME TRUST AS OF NOVEMBER 30, 2001

NOTES TO FINANCIAL STATEMENTS CONT'D

   the ex-dividend date. Distributions to preferred shareholders are recorded daily and are payable at the end of each dividend period. Each dividend payment period for the Auction Preferred Shares is generally seven days. Effective July 10, 2001, the Series A shares set a special dividend period of 364 days. The applicable dividend rate for the Auction Preferred Shares on November 30, 2001 was 2.80% and 1.75% for Series A and Series B Shares, respectively. For the year ended November 30, 2001, the Trust paid dividends to Auction Preferred shareholders amounting to $2,000,501 and $1,923,185 for Series A and Series B Shares, respectively, representing an average
   APS dividend rate for such period of 3.23% and 2.95%, respectively.

4 Investment Adviser Fee and
  Other Transactions with Affiliates
-------------------------------------------
   The investment adviser fee, computed at an annual rate of 0.70% of the Trust's average weekly gross assets, was earned by Eaton Vance Management
   (EVM) as compensation for management and investment advisory services rendered to the Trust. Except for Trustees of the Trust who are not members of EVM's organization, officers and Trustees receive remuneration for their services to the Trust out of such investment adviser fee. For the year ended November 30, 2001, the fee was equivalent to 0.70% of the Trust's average weekly gross assets and amounted to $2,387,597. EVM also serves as the administrator of the Trust. An administration fee, computed at the annual rate of 0.20% of the average weekly gross assets of the Trust, is paid to EVM for managing and administering business affairs of the Trust. For the year ended November 30, 2001, the administrative fee amounted to $682,171.

   Trustees of the Trust that are not affiliated with the Investment Adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended November 30, 2001, no significant amounts have been deferred.

   Certain officers and Trustees of the Trust are officers of EVM.

5 Investments
-------------------------------------------
   Purchases and sales of investments, other than U.S. Government securities and short-term obligations, aggregated $198,834,185 and $199,821,589, respectively, for the year ended November 30, 2001.

6 Federal Income Tax Basis of Investments
-------------------------------------------
   The cost and unrealized appreciation (depreciation) in value of the investment owned by the Trust at November 30, 2001, as computed for Federal income tax purposes, are as follows:

    AGGREGATE COST                            $ 339,321,616
    -------------------------------------------------------
    Gross unrealized appreciation             $  12,220,318
    Gross unrealized depreciation               (14,920,427)
    -------------------------------------------------------
    NET UNREALIZED DEPRECIATION               $  (2,700,109)
    -------------------------------------------------------

7 Shares of Beneficial Interest
-------------------------------------------
   The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional $0.01 par value common shares. Transactions in common shares were as follows:

                                                 YEAR ENDED
                                                NOVEMBER 30,
                                              -----------------
                                              2001      2000
    -----------------------------------------------------------
    Shares issued pursuant to the Trust's
     dividend
     reinvestment plan                         130,619   61,394
    -----------------------------------------------------------
    NET INCREASE                               130,619   61,394
    -----------------------------------------------------------

8 Financial Instruments
-------------------------------------------
   The Trust regularly trades in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Trust has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

   The Trust has entered into interest rate swap agreements with Morgan Guaranty Trust Company of New York and Morgan Stanley Capital Services, Inc. whereby the Trust makes bi-annual payments at a fixed rate equal to 4.6530% and 4.6920% on the notional amounts of $8,000,000 and $8,500,000, respectively. In exchange, the Trust receives bi-annual payments at a rate equal to the Bond Market Association Municipal Swap Index on the

EATON VANCE MUNICIPAL INCOME TRUST AS OF NOVEMBER 30, 2001

NOTES TO FINANCIAL STATEMENTS CONT'D

   same notional amounts. The value of the contracts, which terminate at November 1, 2021 and February 1, 2022, are recorded as a payable for open swap contracts of $32,689 and $58,081, respectively, at November 30, 2001.

EATON VANCE MUNICIPAL INCOME TRUST AS OF NOVEMBER 30, 2001

INDEPENDENT AUDITORS' REPORT

TO THE TRUSTEES AND SHAREHOLDERS
OF EATON VANCE MUNICIPAL INCOME TRUST:
---------------------------------------------

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Eaton Vance Municipal Income Trust (the Trust) as of November 30, 2001, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the years in the two-year period ended November 30, 2001 and for the period from the start of business, January 29, 1999, to November 30, 1999. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. Our procedures included confirmation of securities held as of November 30, 2001 by correspondence with the custodian. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights, referred to above, present fairly, in all material respects, the financial position of Eaton Vance Municipal Income Trust at November 30, 2001, and the results of its operations, the changes in its net assets and its financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
January 4, 2002

DIVIDEND REINVESTMENT PLAN

The Trust offers a dividend reinvestment plan (the Plan) pursuant to which shareholders automatically have dividends and capital gains distributions reinvested in common shares (the Shares) of the Trust unless they elect otherwise through their investment dealer. On the distribution payment date, if the net asset value per Share is equal to or less than the market price per Share plus estimated brokerage commissions then new Shares will be issued. The number of Shares shall be determined by the greater of the net asset value per Share or 95% of the market price. Otherwise, Shares generally will be purchased on the open market by the Plan Agent. Distributions subject to income tax (if any) are taxable whether or not shares are reinvested.

If your shares are in the name of a brokerage firm, bank, or other nominee, you can ask the firm or nominee to participate in the Plan on your behalf. If the nominee does not offer the Plan, you will need to request that your shares be re-registered in your name with the Trust's transfer agent, PFPC, Inc. or you will not be able to participate.

The Plan Agent's service fee for handling distributions will be paid by the Trust. Each participant will be charged their pro rata share of brokerage commissions on all open-market purchases.

Plan participants may withdraw from the Plan at any time by writing to the Plan Agent at the address noted on the following page. If you withdraw, you will receive shares in your name for all Shares credited to your account under the Plan. If a participant elects by written notice to the Plan Agent to have the Plan Agent sell part or all of his or her Shares and remit the proceeds, the Plan Agent is authorized to deduct a $5.00 fee plus brokerage commissions from the proceeds.

If you wish to participate in the Plan and your shares are held in your own name, you may complete the form on the following page and deliver it to the Plan Agent.

Any inquiries regarding the Plan can be directed to the Plan Agent, PFPC, Inc.

APPLICATION FOR PARTICIPATION IN DIVIDEND REINVESTMENT PLAN

This form is for shareholders who hold their common shares in their own names. If your common shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it will participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank, or nominee is unable to participate on your behalf, you should request that your common shares be re-registered in your own name which will enable your participation in the Plan.

The following authorization and appointment is given with the understanding that I may terminate it at any time by terminating my participation in the Plan as provided in the terms and conditions of the Plan.

                                                      ------------------------------------------------------
                                                      Please print exact name on account:
                                                      ------------------------------------------------------
                                                      Shareholder signature                   Date
                                                      ------------------------------------------------------
                                                      Shareholder signature                   Date

                                                      Please sign exactly as your common shares are registered.
                                                      All persons whose names appear on the share certificate
                                                      must sign.

YOU SHOULD NOT RETURN THIS FORM IF YOU WISH TO RECEIVE YOUR DIVIDENDS AND DISTRIBUTIONS IN CASH. THIS IS NOT A PROXY.

THIS AUTHORIZATION FORM, WHEN SIGNED, SHOULD BE MAILED TO THE FOLLOWING ADDRESS:

                                  Eaton Vance Municipal Income Trust
                                  c/o PFPC, Inc.
                                  P.O. Box 8030
                                  Boston, MA 02266-8030
                                  800-331-1710

--------------------------------------------------------------------------------

NUMBER OF EMPLOYEES

The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a closed-end, non-diversified, management investment company and has no employees.

NUMBER OF SHAREHOLDERS

As of November 31, 2001, our records indicate that there are 197 registered shareholders and approximately 7,200 shareholders owning the Trust shares in street name, such as through brokers, banks, and financial intermediaries.

If you are a street name shareholder and wish to receive our reports directly, which contain important information about the Trust, please write or call:

                                  Eaton Vance Distributors, Inc.
                                  The Eaton Vance Building
                                  255 State Street
                                  Boston, MA 02109
                                  1-800-225-6265

NEW YORK STOCK EXCHANGE SYMBOL

The New York Stock Exchange symbol is EVN.

EATON VANCE MUNICIPAL INCOME TRUST AS OF NOVEMBER 30, 2001

INVESTMENT MANAGEMENT

EATON VANCE MUNICIPAL INCOME TRUST

Officers

Thomas J. Fetter
President

James B. Hawkes
Vice President and Trustee

Robert B. MacIntosh
Vice President

Thomas M. Metzold
Vice President and
Portfolio Manager

James L. O'Connor
Treasurer

Alan R. Dynner
Secretary

Trustees

Jessica M. Bibliowicz
President and Chief Executive Officer,
National Financial Partners

Donald R. Dwight
President, Dwight Partners, Inc.

Samuel L. Hayes, III
Jacob H. Schiff Professor of Investment
Banking Emeritus, Harvard University
Graduate School of Business Administration

Norton H. Reamer
Chairman and Chief Operating Officer,
Hellman, Jordan Management Co., Inc.
President Unicorn Corporation

Lynn A. Stout
Professor of Law,
UCLA School of Law

Jack L. Treynor
Investment Adviser and Consultant

INVESTMENT ADVISER AND ADMINISTRATOR OF EATON VANCE MUNICIPAL INCOME TRUST EATON VANCE MANAGEMENT
The Eaton Vance Building
255 State Street
Boston, MA 02109


CUSTODIAN
INVESTORS BANK & TRUST COMPANY
200 Clarendon Street
Boston, MA 02116

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT
PFPC, INC.
Attn: Eaton Vance Municipal Income Trust
P.O. Box 8030
Boston, MA 02266-8030
(800) 331-1710


INDEPENDENT AUDITORS
DELOITTE & TOUCHE LLP
200 Berkeley Street
Boston, MA 02116-5022

--------------------------------------------------------------------------------

                                EATON VANCE FUNDS
                             EATON VANCE MANAGEMENT
                         BOSTON MANAGEMENT AND RESEARCH
                         EATON VANCE DISTRIBUTORS, INC.

                                 PRIVACY NOTICE

     The Eaton Vance organization is committed to ensuring your financial privacy. This notice is being sent to comply with privacy regulations of the Securities and Exchange Commission. Each of the above financial institutions has in effect the following policy with respect to nonpublic personal information about its customers:

     - Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected.

     - None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account).

     - Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

           For more information about Eaton Vance's privacy policies, call: 1-800-262-1122

--------------------------------------------------------------------------------

EATON VANCE MUNICIPAL INCOME TRUST
THE EATON VANCE BUILDING
255 STATE STREET
BOSTON, MA 02109

151-1/02                                                                CE-NASRC